UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): December 21, 2022

Endo International plc

(Exact name of registrant as specified in its charter)

Ireland	001-36326	68-0683755
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

First Floor, Minerva House, Simmonscourt Road Ballsbridge, Dublin 4, Ireland	Not Applicable
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code 011-353-1-268-2000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary shares, nominal value $0.0001 per share	ENDPQ(1)	(1)

(1) On August 26, 2022, Endo International plc’s ordinary shares, which previously traded on the Nasdaq Global Select Market under the symbol ENDP, began trading exclusively on the over-the-counter market under the symbol ENDPQ. On September 14, 2022, Nasdaq filed a Form 25-NSE with the United States Securities and Exchange Commission and Endo International plc’s ordinary shares were subsequently delisted from the Nasdaq Global Select Market.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐  Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01.	Regulation FD Disclosure.

As previously reported, in August 2022, Endo Ventures Limited (“EVL”) filed an adversary proceeding (the “Nevakar Litigation”) within the ongoing chapter 11 proceedings of Endo International plc (the “Company”) and certain of its affiliates (collectively, the “Debtors”) against Nevakar, Inc. and Nevakar Injectables Inc. (collectively, “Nevakar”) to enforce (i) a 2018 development, license and commercialization agreement (the “2018 Nevakar Agreement”) and (ii) an agreement for EVL to acquire six development-stage ready-to-use injectable product candidates from Nevakar Injectables, Inc. (the “2022 Nevakar Agreement”). In September 2022, Nevakar filed counterclaims against EVL.

Cleansing Materials

In November 2022, EVL and Nevakar reached a settlement in principle with respect to the Nevakar Litigation (the “Nevakar Settlement”), subject to definitive documentation and receipt of certain approvals. Pursuant to the proposed Nevakar Settlement, the 2018 Nevakar Agreement will be amended to revoke EVL’s license of two products covered by the 2018 Nevakar Agreement, modify EVL’s license to the remaining three products covered by the 2018 Nevakar Agreement to reduce the royalty owed to Nevakar, terminate any obligations of EVL to make payments to Nevakar upon achievement of contingent milestones, and eliminate Nevakar’s ability to terminate such licenses for EVL’s breach or material breach. EVL and Nevakar will also agree to a mutual release of certain claims under both the 2018 Nevakar Agreement and the 2022 Nevakar Agreement. The Nevakar Settlement is subject to, among other things, approval from the U.S. Bankruptcy Court for the Southern District of New York (the “Bankruptcy Court”). The Debtors intend to file a motion seeking the Bankruptcy Court’s approval of the settlement agreement entered into on December 21, 2022 by EVL and Nevakar with respect to the Nevakar Litigation (the “Settlement Agreement”).

In connection with the proposed Nevakar Settlement, the Company provided materials (the “Cleansing Materials”) including a summary description of the terms of the proposed Nevakar Settlement to an ad hoc group (the “Ad Hoc First Lien Group”) of certain creditors that hold the Company’s first lien debt and are party to that certain Restructuring Support Agreement, dated as of August 16, 2022. The Company previously entered into confidentiality agreements (collectively, the “NDAs”) with the Ad Hoc First Lien Group. Pursuant to the NDAs, the Company has agreed to publicly disclose certain information, including the Cleansing Materials, upon the occurrence of certain events as set forth in the NDAs. A copy of the Cleansing Materials is furnished herewith as Exhibit 99.1 to this Current Report on Form 8-K. The Cleansing Materials are based solely on information available to the Company as of the date such materials were provided to the Ad Hoc First Lien Group.

The information in this Item 7.01, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and is not incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act.

Cautionary Note Regarding Forward-Looking Statements

Certain information in this Current Report on Form 8-K may be considered “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 and any applicable Canadian securities legislation, including, but not limited to, statements with respect to documents filed with the Bankruptcy Court and the chapter 11 proceedings, and any other statements that refer to the Company’s expected, estimated or anticipated future results or that do not relate solely to historical facts. Statements including words or phrases such as “believe,” “expect,” “anticipate,” “intend,” “estimate,” “plan,” “will,” “may,” “look forward,” “intend,” “guidance,” “future,” “potential” or similar expressions are forward-looking statements. All forward-looking statements in this communication reflect the Company’s current views as of the date of this communication about its plans, intentions, expectations, strategies and prospects, which are based on the information currently available to it and on assumptions it has made. Actual results may differ materially and adversely from current expectations based on a number of factors, including, among other things, the outcome of the Company’s contingency planning and restructuring activities; the timing, impact or results of any pending or future litigation, investigations, proceedings or claims, including opioid, tax and antitrust related matters; actual or contingent liabilities; settlement discussions or negotiations, including the Nevakar Settlement and its acceptance by the Bankruptcy Court; the Company’s liquidity, financial performance, cash position and operations; the Company’s strategy; risks and uncertainties associated with chapter 11 proceedings; the negative impacts on the Company’s businesses as a result of filing for and operating under chapter 11 protection; the time, terms and ability to confirm a sale of the Company’s businesses under Section 363 of the U.S. Bankruptcy Code; the adequacy of the capital resources of the Company’s businesses and the difficulty in forecasting the liquidity requirements of the operations of the Company’s businesses; the unpredictability of the Company’s financial results while in chapter 11 proceedings; the Company’s ability to discharge claims in chapter 11 proceedings; negotiations with the holders of the Company’s indebtedness and its trade creditors and other significant creditors; and risks and uncertainties with performing under the terms of the restructuring support agreement and any other arrangement with lenders or creditors while in chapter 11 proceedings. The Company expressly disclaims any intent or obligation to update these forward-looking statements, except as required to do so by law.

Additional information concerning risk factors, including those referenced above, can be found in press releases issued by the Company, as well as the Company’s public periodic filings with the U.S. Securities and Exchange Commission and with securities regulators in Canada, including the discussion under the heading “Risk Factors” in the Company’s most recent Annual Report on Form 10-K and any subsequent Quarterly Reports on Form 10-Q or other filings with the U.S. Securities and Exchange Commission. Copies of the Company’s press releases and additional information about the Company are available at www.endo.com or you can contact the Company’s Investor Relations Department at relations.investor@endo.com.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Number	Description

99.1	Cleansing Materials

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ENDO INTERNATIONAL PLC

By:	/s/ Matthew J. Maletta
Name:	Matthew J. Maletta
Title:	Executive Vice President, Chief Legal Officer and Company Secretary

Dated: December 22, 2022